Subscription Agreement
September ___, 2009
     This Subscription Agreement (this “Agreement”) is dated September ___, 2009, by and between the investor identified on the signature page hereto (the “Investor”) and Majesco Entertainment Company, a Delaware corporation (the “Company”), whereby the parties agree as follows:
     1. Subscription.
          (a) Investor agrees to buy and the Company agrees to sell and issue to Investor (i) such number of shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), set forth on the signature page hereto, for an aggregate purchase price set forth on the signature page hereto (the “Aggregate Purchase Price”).
          (b) The Company represents and warrants that the Shares have been registered on a Registration Statement on Form S-3, Registration No. 333-159980, which registration statement (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”) and has remained effective since such date and is effective on the date hereof, and are being offered and sold (the “Offering”) pursuant to the Registration Statement (including the prospectus contained therein (the “Base Prospectus”) and a Prospectus Supplement (the “Prospectus Supplement”) and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that has been or will be filed with the SEC and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the SEC).
          (c) ON EXCHANGE OF SIGNATURE PAGES OF THIS SUBSCRIPTION AGREEMENT BUT IN NO EVENT LATER THAN SEPTEMBER 18, 2009, THE INVESTOR SHALL INITIATE WIRE TRANSFER INTO ESCROW, PURSUANT TO AN ESCROW AGREEMENT, DATED OF EVEN DATE HEREWITH, BY AND AMONG THE ESCROW AGENT, THE PLACEMENT AGENT AND THE COMPANY, THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT DESIGNATED BY THE COMPANY:
JP MORGAN CHASE BANK
ABA #
ACCT:
AMERICAN STOCK TRANSFER & TRUST COMPANY
AS AGENT FOR MAJESCO ENTERTAINMENT COMPANY
          Such funds shall be delivered unless (i) the Placement Agency Agreement (the “Placement Agreement”) between the Company and the placement agent engaged by the Company in connection with the sale and issuance of the Shares (the “Placement Agent”) is terminated pursuant to the terms thereof or (ii) the conditions to closing in the Placement Agreement have not been satisfied. The Company’s obligation to issue the Shares to the Investor will be subject to (i) the receipt by the Company of the Aggregate Purchase Price for the Shares being purchased hereunder as set forth on the signature page, (ii) the accuracy of the representations and warranties made by the Investor in this Agreement, and (iii) the Registration Statement remaining in effect and no stop order proceedings with respect thereto being pending or threatened. The Company proposes to enter into substantially this same form of Agreement with certain other investors and the Investor’s obligations are expressly not conditioned on the purchase by any or all such other investors of the Shares that they have agreed to purchase from the Company. The Placement Agent shall have no rights in or to any of the funds, except in respect of the Company’s obligation to pay the Placement Agent’s fees.
          The Investor’s obligation to purchase the Shares will be subject to (i) the delivery by the Company of the Shares in accordance with the provisions of this Agreement, (ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, (iii) the satisfaction of the conditions to the closing set forth in the Placement Agreement, and to the condition that the Placement Agent shall not have: (x) terminated the Placement Agreement pursuant to the terms thereof or (y) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Placement Agent may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 4(i) below.
          (d) NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES ON THE CLOSING DATE.
          (e) On the date of closing of the Offering, which shall be no later than three business days after the date hereof (the “Closing Date”), the Company shall deliver to Investor (i) the Shares via the Depository Trust Company’s (“DTC”) Deposit or Withdrawal at Custodian system via the DTC instructions set forth on the signature page hereto, such Shares to be registered in such name or names as designated by the Investor on the signature page hereto. The Shares shall be unlegended and free of any resale restrictions.
     2. Company Representations and Warranties. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company’s Restated Certificate of Incorporation or Restated By-Laws, (ii) any material agreement to which the Company is a party or by which any of its property or assets is bound, or (iii) any laws, regulations, rules or statutes applicable to the Company; (d) the Shares, have been duly authorized for sale and issuance, and when the Shares are issued and delivered by the Company against payment therefor pursuant to this Subscription, will be validly issued, fully paid and nonassessable; (e) the Registration Statement and any post-effective amendment thereto, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (f) the prospectus contained in the Registration Statement, as amended or supplemented, did not contain as of the effective date thereof, and as of the date hereof does not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (g) there are no preemptive rights or rights of first refusal held by stockholders of the Company and applicable to the transactions contemplated hereby; and (h) neither it nor any officers or directors has provided any of the Investors or their agents or counsel with any information that constitutes material, nonpublic information (other than the existence of the transaction and issuance of the Shares, as contemplated by this Agreement).
     3. Investor Representations, Warranties and Acknowledgments. The Investor represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by the Investor and constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Investor’s certificate of incorporation or by-laws (or other governing documents), (ii) any material agreement or any law or regulation to which the Investor is a party or by which any of its property or assets is bound, or (iii) any laws, regulations, rules or statutes applicable to the Investor; (d) it has had full access to and relied only upon the Disclosure Package, including the Company’s periodic reports and other information incorporated by reference therein, in connection with the Offering and was able to read, review, download and print such materials. For purposes hereof, the term “Disclosure Package” means: (i) the Base Prospectus (ii) if applicable, a preliminary prospectus supplement related to the Offering, (iii) the Prospectus Supplement, and (iv) the pricing information contained in this Agreement; and (e) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing Date, [and (c) neither the Investor nor any group of investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)]
     4. Miscellaneous.
          (a) This Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter, and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be amended or modified only in writing signed by the parties hereto.
          (b) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or pdf sent via electronic transmission.
          (c) The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.
          (d) All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:
          To the Company: as set forth on the signature page hereto, with a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
The Chrysler Center
666 Third Avenue
New York, New York 10017
Attention: Todd E. Mason, Esq.
Facsimile: (212) 983-3115
           To the Investor: as set forth on the signature page hereto.
All notices hereunder shall be effective upon receipt by the party to which it is addressed.
          (e) This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall only be instituted, heard and adjudicated (excluding appeals) in a state or federal court located in the County of New York, State of New York, and each party hereto knowingly, voluntarily and intentionally waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the exclusive personal jurisdiction of any such court in any such action, suit or proceeding. Service of process in connection with any such action, suit or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.
          (f) The Company agrees that the Investor shall be a third party beneficiary of the representations, warranties, covenants and agreements given by the Company in the Placement Agreement.
          (g) This Agreement shall not be assigned by any party hereto, without the express prior written consent of the Company or the Investor.
          (h) The Company and the Investor agree that the Company shall issue a press release announcing the Offering and disclosing all material information regarding the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof. The Company shall not identify any Investor by name in any press release or public filing, or otherwise publicly disclose any Investor’s name, without such Investor’s prior written consent, unless required by law or the rules and regulations of a national securities exchange, provided, however, that promptly after becoming aware of any request or requirement to so disclose (a “Disclosure Requirement”), and in any event prior to any such disclosure, the Company will provide such Investor with notice of such request or requirement so that such Investor may at its election seek a protective order or other appropriate remedy and the Company will fully cooperate with such Investor’s efforts to obtain the same; provided, further, however, if, absent the entry of such a protective order or other remedy, the Company is compelled by applicable law, rule or regulation or a court order, subpoena, similar judicial process, regulatory agency or stock exchange rule to disclose such Investor’s name, the Company may disclose only that portion of such information that the Company is so compelled to disclose and will use its reasonable best efforts to obtain assurance that confidential treatment will be accorded to that portion of such information that is being disclosed. As of the date hereof, the Company is not aware of any Disclosure Requirement.
          (i) In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

     If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Agreement.

MAJESCO ENTERTAINMENT COMPANY

By:
Name:
Number of Shares:		Title: Chief Executive Officer

Purchase Price Per Share: $ 1.50		Address for Notice:

Aggregate Purchase Price: $		Majesco Entertainment Company

INVESTOR:

By:
Name:
Title:
DWAC Instructions:
Name of DTC Participant:
DTC Participant Number:
Account Number: